Business combinations	6 Months Ended
Jun. 30, 2023
Disclosure of detailed information about business combination [abstract]
Business combinations
24. Business combinations
Acquisition of Tom Ford International (TFI)
On April 28, 2023, Zegna completed the TFI Acquisition, through which it acquired TFI, the company that owns and operates the Tom Ford Fashion business, as part of a transaction in which sole ownership of the Tom Ford brand, its trademarks, and other intellectual property rights were acquired by ELC and the Group has become a long-term licensee for all Tom Ford men’s and women’s fashion as well as accessories and underwear, fine jewelry, childrenswear, textile, and home design products. The Group will be in charge of the end-to-end Tom Ford Fashion business, from collection creation and development to production and merchandising, as well as retail and wholesale distribution. Tom Ford Fashion, under Zegna Group, operates a network of 51 directly operated Tom Ford stores globally at June 30, 2023.
Before the completion of the TFI Acquisition, the Zegna Group already owned 15% of TFI, through its fully owned subsidiary EZ US Holding Inc., and, through the TFI Acquisition acquired the remaining 85% equity interest. The transaction implied a value for the acquired 85% stake of TFI at $150 million in cash, on a cash-free and debt-free basis and assuming a normalized working capital. The final purchase price is subject to customary final confirmation of purchase price adjustments related primarily to indebtedness, trade working capital and transaction expenses, as stipulated in the related agreements. No contingent consideration arrangements were agreed as part of the transaction.

In connection with the TFI Acquisition, the Group entered into a long-term license agreement through TFI with ELC under which the Group will be licensee for all Tom Ford men’s and women’s fashion as well as accessories and underwear, fine jewelry, childrenswear, textile, and home design products (as further described below).
As a result of the TFI Acquisition, the Group also obtained 100% of Pelletteria Tizeta, for which it previously held a 50% interest and accounted for the investment using the equity method, with the remaining 50% interest owned by TFI and being acquired by the Group through the TFI Acquisition. See Note 12 — Investments accounted for using the equity method for additional information. A financial guarantee provided to TFI in relation to its payment obligations under a bank loan for an amount of $6,875 thousand was closed as part of the transactions contemplated by the TFI acquisition. No amounts were claimed under the guarantee.

The Group has accounted for the TFI Acquisition using the acquisition method of accounting in accordance with IFRS 3 — Business Combinations (“IFRS 3”), which applies the fair value concepts defined in IFRS 13 — Fair Value Measurement (“IFRS 13”) and requires the Group to recognize the assets acquired and the liabilities assumed at their fair values as of the acquisition date of April 28, 2023 (with certain exceptions). Following the TFI Acquisition, the earnings of the Group reflect the impacts of purchase accounting adjustments, including changes in amortization and depreciation expense for acquired assets.

The preliminary fair value estimates reflected below are preliminary in nature and the final valuations will be completed and the fair values assigned to the assets acquired and liabilities assumed will be finalized during the one year measurement period provided for by IFRS 3. Differences between the preliminary purchase accounting presented herein and the final purchase accounting may occur and these differences could have a material impact on the Group’s financial information, including differences in fair value estimates of assets and liabilities, depreciation and amortization, and other expenses. Acquisition-related costs amounted to €4,681 thousand and were expensed in the semi-annual consolidated statement of profit and loss.
Preliminary details of the purchase consideration, previously equity interest held and the net assets acquired are presented below.

(€ thousands)	At acquisition date
Consideration paid for 85% of TFI	91,259
Fair value of the previously equity interests held	21,505
Settlement of pre-existing intercompany balances	5,949
Total	118,713

(€ thousands)	Preliminary fair value at acquisition date
Cash and cash equivalents	109,667
Inventories	85,659
Right-of-use assets	160,751
Intangible assets and property, plant and equipment	114,629
Other current and non-current assets	45,378
Other current and non-current liabilities	(170,307)
Current and non-current lease liabilities	(160,751)
Current and non-current borrowings	(29,890)
Trade payables and customer advances	(28,174)
Employee benefits	(3,259)
Deferred tax liabilities	(4,990)
Net identifiable assets acquired	118,713

Intangible assets and property, plant and equipment include the preliminary fair value of the license agreement under which the Group has become a long-term licensee for all Tom Ford men’s and women’s fashion as well as accessories and underwear, fine jewelry, childrenswear, textile, and home design products, amounting to €90,856 thousand and determined through an income approach based on the relief from royalty method, which requires an estimate of future expected cash flows. The estimated useful life of the license agreement is 30 years, which includes the 20 guaranteed years as per the contract plus the automatic renewal period of 10 years which is subject to certain minimum performance conditions that management believes will be satisfied based on the business plan and information currently available.
Details of the net cash outflows related to the acquisition are presented below.

(€ thousands)	At acquisition date
Consideration paid for 85% of TFI	(91,259)
Cash and cash equivalents acquired	109,667
Payment of TFI acquisition-related liabilities	(126,983)
Net cash outflow - Investing activities	(108,575)
TFI contributed revenues of €64,015 thousand and a loss of €1,317 thousand to the Group from the acquisition date until June 30, 2023 (including additional costs as a result of the purchase price accounting). If the acquisition had occurred on January 1, 2023, the semi-annual consolidated statement of profit and loss for the period ended June 30, 2023 would have included additional revenues of €97 million and an additional loss of €17 million (including transaction costs incurred by TFI prior to the closing of the TFI Acquisition).

Total assets and total revenues of TFI represent approximately 17% and approximately 7%, respectively, of the related consolidated financial statement amounts at and for the six months ended June 30, 2023.
As part of the license agreement, the Zegna Group has become a long-term licensee of ELC for all Tom Ford men’s and women’s fashion as well as accessories and underwear, fine jewelry, childrenswear, textile, and home design products, by virtue of a long-term licensing and collaboration agreement with ELC for 20 years with an automatic renewal for a further 10 years subject to certain minimum performance conditions. As part of the license agreement, the Zegna Group is required to pay minimum annual guaranteed royalties for the first 10 years of the license agreement, which at June 30, 2023 were as follows (undiscounted):

At June 30, 2023
(€ millions)*
Due within 1 year	16.8
Due in 1 to 5 years	72.2
Due in 5 to 10 years	92.7
Total	181.7
(*) Translated from U.S. Dollars to Euro at the June 30, 2023 end of day exchange rate.
For the remaining term of the license the minimum annual guaranteed royalties to be paid by the Zegna Group will be calculated based on a percentage of the net sales of the preceding annual period.
The license agreement also requires the Zegna Group to make minimum investments for marketing activities as a percentage of net sales of the licensed products as per customary market practices.